                                                                    EXHIBIT 10.4

                                                  19472/8
                                                  Agenda No. 1.9
                                                  Pledge and Security
                                                  Agreement
                                                  (Cash, Cash Equivalents and
                                                  Investment Property)


                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------
               (Cash, Cash Equivalents and Investment Property)

     This Pledge and Security Agreement ("Agreement") dated as of May 11, 1998 is made by and among Brookdale Living Communities of California, Inc., a Delaware corporation ("Debtor") and The Atrium of San Jose LLC, a Delaware limited liability company (the "Owner") and in favor of Key Corporate Capital, Inc., a Michigan corporation ("KCCI" or the "B Investor") and SELCO Service Corporation, an Ohio corporation ("SELCO"). Wilmington Trust Company, a Delaware banking corporation (the "Valuation Agent") and LaSalle National Bank, a national banking association ("Account Custodian") each joins in this Agreement for certain purposes.

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Owner, as landlord, and Debtor, as lessee, have entered into that certain Lease Agreement dated as of May 11, 1998 (the "Lease") pursuant to which Owner has leased from the Owner certain land and improvements located in San Jose, County of Santa Clara, California; and

     WHEREAS, the Lease provides that Debtor will pay Basic Rental for the Basic Lease Term in an amount specified on Exhibit B thereto and that such Basic Rental shall consist of four separate components, namely (i) Senior Loan Debt Service, (ii) A Investor Loan Debt Service, (iii) B Investor Loan Debt Service, and (iv) SELCO Basic Rent; and

     WHEREAS, KCCI is entitled to receive the B Investor Loan Debt Service and SELCO is entitled to receive SELCO Basic Rent from the Basic Rental payable by the Debtor under the Lease;

     WHEREAS, the Debtor has agreed to collateralize its obligations under the Lease (including, without limitation, its obligations to make payments of Basic Rental, the End of Term Adjustment, the Purchase Price, the Termination Value and any other amounts which are payable by the Debtor under the Lease) and to collateralize any other obligations of the Debtor under the other Transaction Documents to the Owner (the "Obligations"); and

     WHEREAS, Debtor shall cause Fleet National Bank to issue the Certificates of Deposit described herein and shall pledge the same to the Owner to collateralize the Obligations; and

     WHEREAS, the Owner has executed and delivered to KCCI and SELCO a Non-recourse Guaranty Agreement of even date herewith (the "Guaranty") to guarantee the payment of the B Investor Debt Service and the SELCO Basic Rental to KCCI and SELCO, respectively, and to secure its obligations under the Guaranty the Owner has agreed to pledge, assign, set-over and convey all of the Owner's right title and interest in and to this Agreement, the Certificates of Deposit and any other Collateral pledged hereunder by Debtor to B Investor.

     NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Defined Terms.  All capitalized terms which are used herein which are
          -------------
not otherwise defined herein shall have the meanings ascribed to such terms in the Definitions Appendix attached to the Lease. This Agreement is given by Debtor as security for the Lease and the other Transaction Documents to which Debtor is a party and all rights, interests, and remedies of the Owner hereunder are cumulative and in addition to the rights, interests and remedies of the Owner under the Lease and the other Transaction Documents to which Debtor is a party, all of which are ratified, confirmed, adopted and approved. The assignment of this Agreement by Owner to KCCI and SELCO is given to secure the rights of KCCI and SELCO to receive the B Investor Debt Service and the SELCO Basic Rent, but shall not limit or otherwise affect the rights of KCCI and SELCO under the terms of the Participation Agreement. The following terms when used herein shall have the respective meanings set forth in this Section.

     A.   "Acceptable CD Issuer" means a bank organized and existing under the
           --------------------
          laws of the United States of America (or any state thereof) and having a rating on its senior unsecured debt of not less than "A" from S&P and an equivalent rating from Moody's.

     B.   "Account Custodian" means LaSalle National Bank, a national banking
           -----------------
          association.

     C.   "Account Funds" mean any and all moneys or funds from time to time
           -------------
          credited to or on deposit in the Collateral Account.

     D.   "Agreement" means this Pledge and Security Agreement (Cash, Cash
           ---------
          Equivalents and Investment Property) as it may be amended, supplemented or otherwise modified, from time to time.

     E.   "Book-Entry Government Security": a security described in the
           ------------------------------
          definition of "Cash Equivalents" which is in the form of a book-entry on the records of the Federal Reserve.

     F.   "B Investor Certificate of Deposit" means certificate of deposit
           ---------------------------------
          number __________ in the original principal amount not less than the B Investor Required Amount issued by Fleet National Bank at the request of Debtor to collateralize the Obligations, and any substitutions or renewals of the same issued by Fleet National Bank or an Acceptable CD Issuer.

     G.   "B Investor Required Amount" means the sum of (i) $_________, plus
           --------------------------
          (ii) the Capitalized Interest on the B Investor Loan (as defined in Exhibit B to the Lease).

     H.   "Cash Collateral": collectively, all cash and Cash Equivalents at any
           ---------------
          time and from time to time on deposit in, and otherwise to the credit of, the Collateral Account or otherwise held by, or in the name of, KCCI and SELCO or their nominee under this Agreement.

     I.   "Cash Equivalents": (a) securities issued by the United States
           ----------------
          Government or by any agency or instrumentality thereof, (b) banker's acceptances and certificates of deposit acceptable to KCCI and SELCO in their sole reasonable discretion, (c) repurchase obligations acceptable to KCCI and SELCO in their sole reasonable discretion with a term of not more than 30 days for underlying securities of the types described in clauses (a) and (b) entered into with any bank meeting the qualifications specified in clause (b) above, provided that the collateral for such repurchase obligations is held by KCCI, SELCO or the Custodian pursuant to Section 4 hereof, and (d) a Certificate of Deposit.

     J.   "Certificated Security":  as defined in Section 8-102 of the UCC.
           ---------------------

     K.   "Certificates of Deposit" means the B Investor Certificate of Deposit
           -----------------------
          and the SELCO Certificate of Deposit.

     L.   "Clearing Corporation": as defined in Section 8-102 of the UCC.
           --------------------

     M.   "Clearing Corporation Security" means a Certificated Security that is
           -----------------------------
          (a) physically located in the State of Ohio in the custody of a Clearing Corporation or its nominee, which is subject to the control of such Clearing Corporation and (b) in bearer form or endorsed in blank by an appropriate person or registered in the name of such Clearing Corporation or its nominee and is shown in the account of or on behalf of a Financial Intermediary of the Debtor on the books of such Clearing Corporation.

     N.   "Collateral" means all of the following: (a) the Certificates of
           ----------
          Deposit, (b) all Securities; (c) all Cash Collateral; (d) the Collateral Account and all Account Funds therein; (e) all Instruments and Documents and General Intangibles related to, arising out of or evidencing the Certificates of Deposit, Securities, Cash Collateral, Collateral Account, now or hereafter arising, including (without limitation) (i) all moneys, residues and property of any kind due and to become due under any contract or in any depository account, (ii) any damages arising out of or for breach or default in respect of such Instruments and Documents, or General Intangibles and (iii) all other amounts from time to time paid or payable under or in connection therewith; (f) all certificates, securities, instruments, documents, contracts and agreements from time to time evidencing or constituting any of the foregoing; (g) all cash dividends, stock dividends, cash, instruments profits, premiums, redemptions, warrants, substitutions, exchanges, distributions and other property now or hereafter made in respect of any Certificates of Deposit or Securities or Cash Collateral or the Collateral Account and all collections, rights and claims in respect of any of the foregoing; and (h) to the extent not otherwise included in the foregoing, all accessions and additions to, and replacements, Proceeds and products of any and all of the foregoing.

     O.   "Collateral Account" means the Collateral Account established with the
           ------------------
          Account Custodian defined in Section 3 hereof.

     P.   "Custodian" means KeyBank National Association as custodian and
           ---------
          designee of KCCI and SELCO or any successor designated by KCCI and SELCO.

     Q.   "Financial Intermediary": as defined in Section 8-313 of the UCC.
           ----------------------

     R.   "General Intangibles" means all "general intangibles", as such term is
           -------------------
          defined in Section 9-106 of the UCC, and all intangible personal property not included in Instruments and Documents, now or hereafter owned or acquired by Debtor.

     S.   "Instruments and Documents" means all "instruments," "documents,"
           -------------------------
          "deposit accounts," and "chattel paper," as defined in Section 9-105 of the UCC, and includes (without limitation) all warehouse receipts and other documents of title, policies and certificates of insurance, checking, savings, and other bank accounts, certificates of deposit, checks, notes and drafts, now or hereafter acquired.

     T.   "Negotiable Instrument" means a negotiable instrument as defined in
           ---------------------
          Section 3-104 of the UCC.

     U.   "Obligations" is defined in the preamble.
           -----------

     V.   "Proceeds" has the meaning given such term under the UCC and, in any
           --------
          event, includes (but is not limited to) (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (c) whatever is received upon any collection, exchange, sale, lease or other disposition of any of the Collateral and any property into which any of the Collateral is converted, whether cash or non-cash proceeds, and (d) any and all other products of, or any rents, profits or other amounts from time to time paid or payable under, or in connection with, any of the Collateral.

     W.   "Required Amount" means an amount equal to the sum of the B Investor
           ---------------
          Required Amount and the SELCO Required Amount.

     X.   "Secured Party" means the Owner, KCCI and SELCO.
           -------------

     Y.   "Securities" means the Certificated Securities, Uncertificated
           ----------
          Securities and financial instruments transferred by Debtor to the Owner and held in the Collateral Account and all replacements, substitutions, exchanges and Proceeds thereof.

     Z.   "SELCO Certificate of Deposit" means certificate of deposit number
           ----------------------------
          __________ in the original principal amount not less than the SELCO Required Amount issued by Fleet National Bank at the request of Debtor to collateralize the Obligations and any substitutions or renewals of the same issued by Fleet National Bank or an Acceptable CD Issuer.

     AA.  "SELCO Contribution" means $954,000, or so much thereof as may be
           ------------------
          outstanding.

     BB.  "SELCO Required Amount" means the amount of the SELCO Contribution,
           ---------------------
          plus any accrued but unpaid interest or return thereon or any other amounts which are payable to SELCO as a part of the SELCO Basic Rent.

     CC.  "UCC" means the Uniform Commercial Code as it may from time to time be
           ---
          in effect in the State of Delaware, or any other applicable jurisdiction.

     DD.  "Uncertificated Security" means uncertificated security as defined in
           -----------------------
          Section 8-102 of the UCC.

     2.   Grant of Security Interest; Deposit of Certificate of Deposit and
          -----------------------------------------------------------------
Other Collateral.
----------------

     (a) Debtor agrees that it shall deposit with the Custodian or another designee of KCCI and SELCO the Certificates of Deposit. The B Investor Certificate of Deposit shall be issued in a initial principal amount of not less than the B Investor Required Amount and the interest payable thereon shall be capitalized and added to the principal amount thereof. The SELCO Certificate of Deposit shall be issued in a initial principal amount of not less than the SELCO Required Amount.

     (b) The Debtor hereby grants to Owner a continuing security interest in, a lien upon, and a right of set-off against, and hereby assigns to Owner as security, the Collateral. The Owner hereby grants to KCCI and SELCO a continuing security interest in, a lien upon, and a right of set-off against, and hereby assigns to KCCI and SELCO as security for the obligations of Owner under the Guaranty all of the Owner's right, title and interest in and to the Collateral and this Agreement. The Debtor hereby acknowledges, consents and agrees to the assignment by the Owner of its security interest in the Collateral to KCCI and SELCO and the assignment by Owner of its right, title and interest in the Agreement to KCCI and SELCO. KCCI's and SELCO's sole recourse against Owner with respect to the Guaranty and this Agreement is limited to the Collateral and the proceeds thereof notwithstanding anything herein or the Guaranty to the contrary.

     (c) (i) The Debtor agrees to cause Fleet National Bank or an Acceptable CD Issuer (if Fleet National Bank is not then an Acceptable CD Issuer) to issue (i) a new B Investor Certificate of Deposit in a principal amount of not less the then current B Investor Required Amount on or prior to the maturity of such Certificate of Deposit and (ii) a new SELCO Certificate of Deposit in a principal amount of not less the then current SELCO Required Amount on or prior to the maturity of such Certificate of Deposit. The failure to cause Fleet National Bank (or another

Acceptable CD Issuer) to issue new Certificates of Deposit shall entitle the Custodian to retain the existing Certificates of Deposit without any obligation to reinvest the funds payable on the Certificate of Deposit upon maturity and KCCI and/or SELCO may apply the proceeds thereof to the payment of the B Investor Loan, the SELCO Contribution and any other amounts payable to either KCCI and/or SELCO under the terms of the Participation Agreement.

          (ii) If (A) the senior unsecured debt rating of Fleet National Bank or such other issuer of the Certificate of Deposit falls below "A" by S&P (or its equivalent by Moody's), (B) Fleet National Bank is unable to continue to provide the Certificates of Deposit, or (C) the Debtor, the Owner, KCCI and SELCO agree that it would be advisable to cause the Certificates of Deposit to be provided by another issuer, then the Debtor shall cause new Certificates of Deposit to be issued by an Acceptable CD Issuer in the applicable Required Amounts within five (5) Business Days after notice is given to Debtor of such event and shall deliver the same to the Custodian or another designee of KCCI and SELCO.

          (iii) At the time of the delivery of any new or replacement Certificates of Deposit, the Debtor shall provide the Owner, KCCI and SELCO with a Certificate of its President and Chief Financial Officer certifying that the Debtor is solvent as of the date of the issuance of the new or replacement Certificates of Deposit. After the delivery of the new or replacement Certificates of Deposit and the certificate of the Debtor regarding solvency, the Owner shall cause the Certificates of Deposit maturing or being replaced to be returned to Debtor.

          (iv) All Certificates of Deposit shall be delivered to the Custodian, who shall hold the same for the benefit of KCCI and SELCO. KCCI and SELCO hereby appoint the Custodian as their agent for retaining physical possession of the Certificates of Deposit in accordance with the terms of this Agreement.

     (d) (i) The Valuation Agent shall determine monthly on the 15th day of each month (or the next succeeding Business Day, if the 15th day is not a Business Day), commencing June 15, 1998 (each such date of valuation being referred to herein as a "Valuation Date") (x) the principal amount of the B Investor Certificate of Deposit (including all interest thereon which has been earned and capitalized) as of such Valuation Date (the "B Investor Certificate Value"), and (y) by obtaining values from the issuer of the Certificates of Deposit and at least one reputable broker of certificates of deposit, the fair market sales value of both the B Investor Certificate of Deposit and the SELCO Certificate of Deposit if sold prior to maturity thereof as of the Valuation Date as the higher of the two values received (the "Sales Value"), and (z) the ratings of the senior long-term unsecured debt of the issuer of the Certificates of Deposit issued by both S&P and Moody's from a source the Valuation Agent deems appropriate. Each such valuation shall be binding on the Debtor, the Owner, KCCI and SELCO, absent manifest error. On each Valuation Date, in the event the aggregate Sales Values of the Certificates of Deposit plus any Account Funds in the Collateral Account (as shall be reported by the Account Custodian at the Valuation Agent's request) is less than the sum of the B Investor Certificate Value plus the SELCO Required Amount (as shall be reported by SELCO at the Valuation Agent's request) ( a "Deficiency"), then the Valuation Agent shall give written notice of such Deficiency in such form as the Valuation Agent deems appropriate within two (2) Business

Days after the Valuation Date via (xx) overnight mail or hand delivery and (yy) facsimile transmission, to each of Debtor, KCCI, SELCO and the Account Custodian (a "Deficiency Notice"). Written notice shall be given by the Valuation Agent to each of Debtor, KCCI and SELCO in the manner provided by the preceding sentence if the ratings of the issuer of the Certificates of Deposit would cause such issuer to be no longer an Acceptable CD Provider.

          (ii) The Debtor shall promptly, but in any event with five (5) Business Days after receipt of a Deficiency Notice (facsimile confirmation receipt by the Valuation Agent being deemed receipt of notice by the Debtor, KCCI, SELCO and the Account Custodian), wire transfer additional Account Funds in United States dollars to the Collateral Account in an amount equal to the Deficiency. The Debtor's obligations to deposit such Account Funds in the Collateral Account is hereinafter referred to as the "Collateral Requirement." The Valuation Agent agrees to promptly confirm with the Account Custodian the performance by the Debtor of its obligation to satisfy the Collateral Requirement by the required date and the Account Custodian agrees to promptly provide the Valuation Agent with such confirmation or notice of Debtor's failure to satisfy the Collateral Requirement. If Debtor has failed to satisfy the Collateral Requirement when required, the Valuation Agent shall notify the Debtor, KCCI and SELCO of such failure by providing notice in the manner provided in Section 2(d)(i) hereof.

          (iii) If, on any Valuation Date, the aggregate Sales Values of the Certificates of Deposit plus any Account Funds in the Collateral Account equals or exceeds the sum of the B Investor Certificate Value plus the SELCO Required Amount (such difference being referred to herein as the "Excess") and no Default or Event of Default has occurred and is continuing hereunder, the Valuation Agent shall provide written notice of such Excess in such form as the as the Valuation Agent deems appropriate (the "Excess Notice") within two (2) Business Days after the Valuation Date in the manner provided in Section 2(d)(i) hereof to the Debtor, KCCI, SELCO and the Account Custodian. The Account Custodian shall remit to the Debtor (by wire transfer or by transfer to an account maintained with the Account Custodian) within three (3) Business Days after its receipt of the Excess Notice (facsimile confirmation receipt by the Valuation Agent being deemed receipt of notice by Debtor, KCCI, SELCO and the Account Custodian) funds in the Collateral Account equal to the Excess.

          (iv) Provided no "Default" or "Event of Default" under and as defined in the Lease has occurred and is continuing, interest on the SELCO Certificate of Deposit which is paid by the issuer thereof and received by the Custodian or any Secured Party shall be paid to the Debtor.

     (e) (i) At any time, the Debtor shall have the right to appoint a successor Valuation Agent to Wilmington Trust Company (or any successor Valuation Agent), so long as such successor Valuation Agent is approved by KCCI and SELCO, which approval shall not be unreasonably withheld, delayed or conditioned. The Debtor shall give the then current Valuation Agent not less than thirty (30) days' prior written notice of the appointment and approval of a successor Valuation Agent. At any time, the then current Valuation Agent shall have the right to resign as Valuation Agent by giving the Debtor, KCCI and SELCO no less than thirty (30) days' prior written notice of such resignation. Upon receipt of such notice, Debtor shall appoint a successor Valuation Agent, which appointment is subject to the approval by KCCI and SELCO, which approval shall not be unreasonably withheld, delayed or conditioned. Upon the appointment (and approval thereof) of a successor Valuation Agent, Debtor shall notify the resigning Valuation Agent and the Account Custodian of the identity of the successor Valuation Agent and the date upon which the appointment of such successor becomes effective. Upon the effectiveness of such appointment, the successor Valuation Agent shall succeed to the rights, powers and duties of the Valuation Agent being removed or resigning, and the term "Valuation Agent" shall mean the successor Valuation Agent, and the rights, powers and duties of the former Valuation Agent shall be terminated without any other act or deed on the part of such Valuation Agent or any parties to this Agreement.

          (ii) Notwithstanding anything herein to the contrary, the Valuation Agent shall have no duties, obligations or responsibilities except as expressly set forth in this Agreement. Except to the extent expressly set forth herein, the Valuation Agent shall have no fiduciary duty, obligation or responsibility in respect of any party hereto or any indirect beneficiary of this Agreement or the Collateral and shall enjoy all of the rights, protections and benefits afforded to it under the Administration Agreement.

          (iii) The Debtor agrees to pay the Valuation Agent its fees which are payable pursuant to the terms of the Fee Agreement.

     3.   Establishment and Maintenance of the Collateral Accounts Upon Delivery
          ----------------------------------------------------------------------
of Other Collateral.
-------------------

     (a) The Account Custodian shall establish a trust account at its branch located at 135 South LaSalle Street, Chicago, Illinois 60603, in the name of Debtor for the benefit of KCCI and SELCO. All Account Funds shall be invested by the Account Custodian in the Account Custodian's Rembrandt Treasury Money Market Fund or in any other funds or investment with a rating of "A" or better which is available through the Account Custodian. Upon the occurrence of any Event of Default hereunder, KCCI and/or SELCO may provide written notice to the Account Custodian instructing the Account Custodian to release the Account Custodian to withdraw and release all Account Funds to KCCI and SELCO. Until the Obligations are indefeasibly paid in full, the Debtor shall have no right to make withdrawals from the Collateral Account or to otherwise exercise any control with respect to any property from time to time on deposit in or credited to the Collateral Account. The Account Custodian agrees to respond to reasonable inquiries no more frequently than once every two weeks of the Debtor, the Owner, KCCI, SELCO and the Valuation Agent as to the balance of the Collateral Account (provided, however, that upon receipt of a notice of an Event of Default hereunder, the Account Custodian shall inform Owner and KCCI of the then current balance in the Collateral Account). The Debtor agrees that the Collateral Account shall be a segregated account, maintained for the exclusive benefit of and subject to the exclusive dominion and control of KCCI and SELCO.

     (b) The Debtor agrees that any and all principal which is not reinvested in other Securities, stock dividends, instruments, substitutions and exchanges made in respect of any Collateral shall be deposited to the Collateral Account.

     (c) The Debtor shall cause any and all interest, cash dividends, cash, profits, premiums and distributions made in respect of any Collateral (collectively, the "Income") to be deposited into the Collateral Account.

     (d) Except as otherwise specifically provided in this Agreement, no amount (including accrued interest) held in the Collateral Account or any other account maintained by the Account Custodian shall be paid or released to or for the account of, or withdrawn by or for the account of, the Debtor.

     (e) The Debtor hereby appoints the Account Custodian the Debtor's attorney-in-fact, with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time upon the occurrence of any Event of Default or upon the failure of the Debtor to comply with the Collateral Requirement in accordance with the terms hereof, to take action and to execute any instrument as directed by KCCI or SELCO to accomplish the purposes of this Agreement with respect to the Account Funds, including, without limitation, (i) to ask, demand, sue for, recover, compromise, receive and give acquaintance and receipts for moneys due and to become due under or in respect of the Account Funds; (ii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in respect of any Account Funds, and
(iii) to file any claims or take any other action or institute any proceedings as directed by KCCI and/or SELCO for the collection of any Account Funds or otherwise to enforce the rights of the Account Custodian with respect to the Account Funds. Debtor acknowledges and agrees that this power of attorney is irrevocable and coupled with an interest.

     (f) KCCI and SELCO hereby appoint the Account Custodian as their agent for retaining physical possession of the Account Funds in accordance with the terms of this Agreement. All Account Funds shall be segregated from all other property, including, without limitation, that of the Debtor, Owner, KCCI and SELCO.

     (g) If the Debtor fails to perform any agreement contained herein with respect to the Account Funds, the Account Custodian may itself perform, or cause to be performed, such agreement, and the expenses incurred by the Account Custodian in connection therewith shall be payable by Debtor on demand of the Account Custodian.

     (h) The powers conferred on the Account Custodian hereunder are solely to protect the interests of KCCI and SELCO in the Account Funds, and shall not impose any duty on it to exercise any such powers. Except for the reasonable care of such Account Funds in its possession by the Account Custodian and the accounting by the Account Custodian for moneys actually received by it hereunder, the Account Custodian shall not have any responsibility for taking any necessary steps to preserve rights against prior parties or any other rights pertaining to Account Funds. Notwithstanding anything herein to the contrary, the Account Custodian shall have no duties, obligations or responsibilities except as expressly set forth in this Agreement, and, except as expressly set forth in this Agreement, the Account Custodian shall have no fiduciary duty, obligation or responsibility in respect of any party hereto or any indirect beneficiary of this Agreement or the Account Funds.

     (i) The Account Custodian is required to exercise reasonable care in the custody and preservation of any of the Account Funds in its possession; provided, however, the Account Custodian shall be deemed to have exercised reasonable care in the custody and preservation of any of the Account Funds, if it takes such action for that purpose as the Debtor reasonably requests in writing provided that no Event of Default shall have occurred and be continuing, but the failure (whether intentional or otherwise) of the Account Custodian to comply with any such request at any time shall not in itself be deemed a failure to have exercised reasonable care but shall be used as a factor in determining whether the Account Custodian shall have used reasonable care. The Account Custodian agrees to exercise the same degree of care as customarily exercised by the Account Custodian generally when acting in such capacity for similar property in exercising its duties hereunder.

     (j) At any time, the Debtor shall have the right to appoint a successor Account Custodian to LaSalle National Bank (or any successor Account Custodian), so long as such successor Account Custodian is approved by KCCI and SELCO, which approval shall not be unreasonably withheld, delayed or conditioned. The Debtor shall give the then current Account Custodian not less than thirty (30) days' prior written notice of the appointment and approval of a successor Account Custodian. At any time, the then current Account Custodian shall have the right to resign as Account Custodian by giving the Debtor, KCCI and SELCO no less than thirty (30) days' prior written notice of such resignation. Upon receipt of such notice, Debtor shall appoint a successor Account Custodian, which appointment is subject to the approval by KCCI and SELCO, which approval shall not be unreasonably withheld, delayed or conditioned. Upon the appointment (and approval thereof) of a successor Account Custodian, Debtor shall notify the resigning Account Custodian and the Valuation Agent of the identity of the successor Account Custodian and the date upon which the appointment of such successor becomes effective. Upon the effectiveness of such appointment, the successor Account Custodian shall succeed to the rights, powers and duties of the Account Custodian being removed or resigning, and the term "Account Custodian" shall mean the successor Account Custodian, and the rights, powers and duties of the former Account Custodian shall be terminated without any other act or deed on the part of such Account Custodian or any parties to this Agreement. Debtor agrees to provide (at Debtor's expense) KCCI and SELCO any additional financing statements, certificates, documents or opinions of counsel reasonably requested by KCCI or SELCO to assure KCCI and SELCO that such parties continue to hold a valid first lien and security interest in the Collateral Account and the Account Funds prior to effectiveness of the appointment of the successor Account Custodian.

     (k) The Debtor agrees to pay the Account Custodian a per annum fee of $2,500 payable in advance commencing on the date of the execution and delivery of this Agreement.

     4.   Delivery of the Collateral; Perfection Procedures.
          -------------------------------------------------

     (a) Each item of Collateral which is a Security or a Cash Equivalent shall consist of one of the following types of security or instrument:

               (i)  a Negotiable Instrument;

               (ii)  a Certificated Security (including bonds);

               (iii) a Book-Entry Government Security;

               (iv)  a Clearing Corporation Security; or

               (v) an Uncertificated Security (other than Book Entry Government Securities).

     (b) Each Negotiable Instrument (which is also not a Certificated Security) shall be physically delivered to the Custodian or its designee. If the Negotiable Instrument is payable to order, it shall be endorsed (which endorsement may not be a separate document) in blank or to the order of KCCI and SELCO, or their nominee. The delivery and perfection procedure with respect to any Negotiable Instrument which is also a Certificated Security shall be governed by paragraph (c) below.

     (c) Each Certificated Security (other than a Clearing Corporation Security) shall be physically delivered to the Custodian or, at KCCI's election, deposited into the Collateral Account. If the Certificated Security is in bearer form, such Certificated Security shall be endorsed in blank or to the name of KCCI, SELCO or their designee. If the Certificated Security is in registered form, such Certificated Security shall be accompanied by duly executed undated instruments of transfer or assignment in blank or shall be registered in the name of KCCI and SELCO or their nominee, all in form and substance satisfactory to KCCI and SELCO. Upon an occurrence of a Default or an Event of Default which has occurred and is continuing, KCCI and SELCO may at any time effect the transfer of any Certificated Securities into the name of KCCI and SELCO. In addition, the KCCI and SELCO shall have the right at any time to exchange Certificated Securities for Certificated Securities of smaller or larger denomination.

     (d) Each Book-Entry Government Security shall be transferred to KCCI and SELCO by the transferor thereof to the KCCI and SELCO (or their nominee) on their books and records and having the same held by the Custodian in a segregated account.

     (e) Each Clearing Corporation Security shall be transferred to KCCI and SELCO by the making of appropriate entries on the books of the Clearing Corporation reducing the account at such Clearing Corporation of the transferor of such security, as the case may be, and increasing KCCI's and/or SELCO's account maintained with such Clearing Corporation by the amount of such Clearing Corporation Security to be transferred to KCCI and SELCO and held by the Custodian in a segregated account.

     (f) Each Uncertificated Security (other than any Book-Entry Government Security) shall be transferred to KCCI and SELCO.

     (g) Each time an Uncertificated Security is to be transferred to KCCI and SELCO as Collateral, at the sole discretion of KCCI and SELCO, the Debtor shall
(i) be required to obtain an opinion from counsel acceptable to KCCI or SELCO that shall contain the following information:

               (1) a statement of the laws by which the perfection of a security interest in such Uncertificated Security is governed;

               (2) a statement that such counsel is licensed to practice law in, or render an opinion on, the laws of the jurisdiction referred to paragraph (1) above;

               (3) a statement of the steps which are the steps required to create a valid perfected first priority security interest in favor of KCCI and SELCO in such Uncertificated Security; and

               (4) a statement that, if such steps are taken, KCCI and SELCO shall have a valid perfected first priority security interest in such Uncertificated Security;

and (ii) comply with the steps described in clause (4) above. Each opinion required to be obtained by the Debtor hereunder shall be in form and substance acceptable to KCCI or SELCO and may contain only such exceptions and limitations as are acceptable to KCCI or SELCO.

     (h) Any item of Collateral consisting of a Cash Equivalent (other than Account Funds required to be delivered to the Account Custodian hereunder) shall be delivered to the Custodian or any other Person designated by KCCI and SELCO, and the security interest in such Collateral may be perfected by, any other procedure which is acceptable to KCCI and SELCO in their sole discretion in lieu of the procedures set forth above.

     5.   Representations and Warranties.  Debtor represents and warrants to
          ------------------------------
Owner, KCCI and SELCO as follows:

     (a) Debtor is and shall be the owner of the Collateral free and clear of all pledges, liens, security interests and other encumbrances of every nature whatsoever (except in favor of the Owner);

     (b) Debtor has the full right, power and authority to pledge the Collateral and to grant the security interest in the Collateral as herein provided;

     (c) the execution, delivery and performance of this Agreement by Debtor will not conflict with or contravene any contractual provision or judgment, decree, order, statute, rule or regulation to which the Debtor is subject or by which it or any of its property is bound;

     (d) Debtor shall not suffer or permit any lien or encumbrance to exist on or with respect to the Collateral except in favor of the Owner, KCCI and SELCO;

     (e) this Agreement constitutes the legal, valid and binding obligation of the Debtor in accordance with the terms hereof and has been duly authorized, executed and delivered;

     (f) the Debtor is a duly-organized validly existing entity in good standing under the laws of the State of Delaware and has all requisite power and authority to conduct its business and to own its properties as now conducted or owned;

     (g) all of the Collateral is and shall be maintained by Debtor with the Custodian and/or the Account Custodian; and

     (h) None of the Collateral constitutes or will constitute "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

     6.   Events Of Default And Remedies.
          ------------------------------

     6.1. Events of Default. The occurrence or existence of any of the following
          -----------------
shall constitute an Event of Default hereunder: (i) Debtor's default in the due performance or observance of any covenant, condition or provision to be performed or observed by it hereunder or (ii) the occurrence of any Event of Default under (and as defined in) the Lease.

     6.2. Remedies.
          --------

     (a) At any time an Event of Default exists or has occurred and is continuing, KCCI and SELCO (as assignee of Owner) shall have all rights and remedies provided in this Agreement, the other Transaction Documents, the UCC and other applicable law, all of which rights and remedies may be exercised without notice to or consent by Debtor or any guarantor or other indemnitor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Owner, KCCI and SELCO hereunder, under any of the other Transaction Documents, the UCC or other applicable law, are cumulative, not exclusive and enforceable, in KCCI's and SELCO's discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by Debtor of this Agreement or any of the other Transaction Documents. Nothing herein shall affect or impair Owner's rights to proceed after an Event of Default against the Debtor or any guarantor or indemnitor under the Lease or the other Transaction Documents regardless of the exercise or nonexercise of any rights in favor of KCCI and/or SELCO.

     (b) KCCI and SELCO shall each have the right to (i) notify any securities intermediary or depository institution to transfer any Collateral into the name of KCCI and/or SELCO, or their nominee, (ii) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, and (iii) sell, redeem or otherwise dispose of any and all Collateral (including, without limitation, entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Owner or elsewhere) at such prices or terms as either KCCI and SELCO may deem reasonable, for cash, upon credit or for future delivery, with KCCI and SELCO each having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Debtor, which right or equity of redemption is hereby expressly waived and released by Debtor. If any of the Collateral is sold by KCCI and/or SELCO upon credit terms or for future delivery, amounts due and owing from the Debtor shall not be reduced as a result thereof until payment therefor is finally collected by KCCI and SELCO. KCCI and/or SELCO shall give five (5) days' prior notice to Debtor designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, and such notice shall be deemed to be reasonable notice thereof and Debtor waives any other notice. In the event KCCI and/or SELCO institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Debtor waives the posting of any bond which might otherwise be required.

     (c) KCCI and/or SELCO shall apply the cash proceeds of Collateral actually received by either of them from any sale, redemption or other disposition of the Collateral to payment of the obligations represented by the B Investor Loan and the SELCO Contribution, together with any other amounts payable to KCCI and/or SELCO under the terms of the Lease, the Participation Agreement and the other Transaction Documents, in whole or in part and in such order as KCCI and/or SELCO may elect, whether or not then due. Debtor shall remain liable to Owner (and to the extent that the B Investor Loan and SELCO Contribution are not fully repaid, Owner shall remain liable to KCCI and SELCO) for the payment of any Base Rental, Additional Rental, Termination Value or Purchase Price or End of Term Adjustment as provided under the terms of the Lease (after giving full credit to the net proceeds realized on the sale, redemption or other disposition of the Collateral) and all costs and expenses of collection or enforcement, including attorneys' fees and legal expenses.

     7.   Power of Attorney.  Debtor hereby irrevocably designates and appoints
          -----------------
KCCI and SELCO (and all persons designated by either KCCI or SELCO) as Debtor's true and lawful attorney-in-fact, and authorizes KCCI and SELCO, in Debtor's or KCCI's and/or SELCO's name, to: (a) at any time an Event of Default or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred and is continuing (i) demand and enforce payment on Collateral or the proceeds of Collateral, (ii) change the name of the holder of all Collateral to KCCI and/or SELCO or their designee, (iii) exercise all of Debtor's or Owner's rights and remedies with respect to any Collateral, (iv) sell or assign any Collateral upon such terms, for such amount and at such time or times as KCCI and/or SELCO deem advisable, and (v) do all acts and things which are necessary, in KCCI's and/or SELCO's determination, to fulfill Debtor's obligations under this Agreement and the other Transaction Documents and (b) at any time following an Event of Default to (i) endorse Debtor's name upon any chattel paper, document, instrument, certificate, stock power, or similar document or agreement relating to any Collateral, (ii) sign Debtor's name on any verification of Collateral and notices thereof to securities intermediaries or depository institutions and (iii) execute in Debtor's name and file any UCC financing statements or amendments thereto. Debtor hereby releases KCCI and SELCO and their officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of KCCI's and/or SELCO's own gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

     8.   Jury Trial Waiver; Other Waivers And Consents; Governing Law.
          ------------------------------------------------------------

     8.1. Governing Law; Choice of Forum; Service of Process; Jury Trial
          --------------------------------------------------------------
Waiver.
------

     (a) THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE. FOR PURPOSES OF THE CREATION AND PERFECTION OF THE SECURITY INTEREST GRANTED UNDER THIS PLEDGE AGREEMENT WITH RESPECT TO THE COLLATERAL AND ACCOUNT FUNDS, SUCH MATTERS SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF OHIO AND THE STATE OF ILLINOIS, RESPECTIVELY.

     (b)  [omitted]

     (c) Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at KCCI's and/or SELCO's option, by service upon Debtor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Debtor shall appear in answer to such process, failing which Debtor shall be deemed in default and judgment may be entered by KCCI and SELCO against Debtor for the amount of the claim and other relief requested.

     (d) DEBTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OWNER, KCCI AND/OR SELCO IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. DEBTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT DEBTOR, OWNER, KCCI OR SELCO MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF DEBTOR, KCCI AND SELCO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     (e) None of Owner, KCCI nor SELCO shall have any liability to Debtor (whether in tort, contract, equity or otherwise) for losses suffered by Debtor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Owner, KCCI and SELCO that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, each of the Owner, KCCI and SELCO shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement and the other Transaction Documents.

     8.2.  Waiver of Notices.  Debtor hereby expressly waives demand,
           -----------------
presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the obligations of Debtor under the Transaction Documents or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the obligations of Debtor under the Transaction Documents, the Collateral and this Agreement, except such as are expressly provided for herein. No notice to or demand on Debtor which Owner, KCCI and/or SELCO may elect to give shall entitle Debtor to any other or further notice or demand in the same, similar or other circumstances.

     8.3.  Amendments and Waivers.  Neither this Agreement nor any provision
           ----------------------
hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Owner, KCCI, SELCO, and, with respect to any provision altering the rights, obligations and duties of the Valuation Agent, Valuation Agent, and, with respect to any provision altering the rights, obligations and duties of the Account Custodian, the Account Custodian. Owner, KCCI and SELCO shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Owner, KCCI and SELCO. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Owner, KCCI or SELCO of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Owner, KCCI or SELCO would otherwise have on any future occasion, whether similar in kind or otherwise.

     8.4.  Waiver of Counterclaims.  Debtor waives all rights to interpose any
           -----------------------
claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Collateral or any matter arising therefrom or relating hereto or thereto.

     8.5.  Indemnification.  Debtor shall indemnify and hold Owner, KCCI, SELCO,
           ---------------
the Custodian, the Valuation Agent and the Account Custodian, and their respective directors, agents, employees and counsel (each an "Indemnified Party" and collectively, the "Indemnified Parties"), harmless from and against any and all losses, claims, damages, liabilities, reasonable costs or expenses (collectively, the "Losses") imposed on, incurred by or asserted against any of them in connection with (i) any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including, without limitation, amounts paid in settlement, court costs, and the fees and expenses of counsel, (ii) the custody, preservation, use, operation or sale of, collection from or other realization upon any of the Collateral, and
(iii) the failure of the Debtor to perform or observe any of its obligations hereunder or under the other Transaction Documents. The Debtor shall not have any obligation to indemnify an Indemnified Party under this Section 8.5 to the extent that any Losses resulted from such Indemnified Party's gross negligence or willful misconduct. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, Debtor shall pay the maximum portion which it is permitted to pay under applicable law to the Indemnified

Parties SELCO, in satisfaction of indemnified matters under this Section. The foregoing indemnity shall survive the payment of the obligations of Debtor under the Transaction Documents, the termination of this Agreement and the termination or non- renewal of the Lease. All of the foregoing costs and expenses shall be part of the obligations of Debtor under the Transaction Documents and secured by the Collateral.

     9.   Miscellaneous.
          -------------

     9.1. Notices. All notices, requests and demands hereunder shall be in
          -------
writing and made to the following:

Owner:              The Atrium of San Jose LLC
                    c/o The Atrium of San Jose, Inc.
                    c/o Keycorp Leasing
                    54 State Street
                    Albany, NY  12207
                    Attn:  John F. State, General Counsel

KCCI:               Key Corporate Capital Inc.
                    127 Public Square
                    Cleveland, Ohio  44114
                    Attention: Laurie Muller-Girard
                    Telecopy: (216) 689-5970

SELCO               SELCO Service Corporation
                    c/o Keycorp Leasing
                    54 State Street
                    Albany, New York  12207
                    Attn: Key Global Lease Administration
                    Telecopy: (518) 487-4017

Debtor:             Brookdale Living Communities of California, Inc.
                    77 West Wacker Drive, Suite 4400
                    Chicago, Illinois 60601
                    Attention: Darryl W. Copeland, Jr. and
                    Robert J. Rudnik, Esquire
                    Telecopy: (312) 977-3699

Valuation Agent:    Wilmington Trust Company
                    1100 North Market Street
                    Wilmington, Delaware  19890-0001
                    Attention:  Custody Department
                    Telecopy (302) 427-4605

Account Custodian   LaSalle National Bank
                    135 S. LaSalle Street, Suite 1825
                    Chicago, Illinois  60603
                    Attention  Erik Benson, Corporate Trust Officer
                    Telecopy:  (312) 904-2236

or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

     9.2.  Partial Invalidity.  If any provision of this Agreement is held to be
           ------------------
invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

     9.3.  Successors.  This Agreement and any other document referred to herein
           ----------
or therein shall be binding upon Debtor and its successors and assigns and inure to the benefit of and be enforceable by KCCI and SELCO and their respective successors and assigns, except that Debtor may not assign its rights under this Agreement, the other Transaction Documents and any other document referred to herein or therein without the prior written consent of KCCI and SELCO.

     9.4.  Costs and Expenses.  Debtor shall pay to Owner, KCCI and SELCO on
           ------------------
demand any and all costs and expenses, fees and expenses paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the obligations of Debtor hereunder, KCCI's and SELCO's rights and remedies in the Collateral including, without limitation, reasonable fees and disbursements of counsel to Owner, KCCI and SELCO.

     9.5.  Entire Agreement.  This Agreement, the other Transaction Documents,
           ----------------
any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.


                         [SIGNATURE ON FOLLOWING PAGE]

              [SIGNATURE PAGE FOR PLEDGE AND SECURITY AGREEMENT]
               (CASH, CASH EQUIVALENTS AND INVESTMENT PROPERTY)

     IN WITNESS WHEREOF, Debtor, Owner, Valuation Agent and Account Custodian have caused these presents to be duly executed as an instrument under seal as of the day and year first above written.

DEBTOR:                            BROOKDALE LIVING COMMUNITIES OF
                                   CALIFORNIA, INC.


                                   By:__________________________________
                                        Name:___________________________
                                        Title:__________________________


OWNER:                             THE ATRIUM OF SAN JOSE, LLC

                                   By:  The Atrium of San Jose, Inc.,
                                        its managing member


                                        By:_____________________________

                                        Title:__________________________

VALUATION AGENT:                   WILMINGTON TRUST COMPANY


                                   By:__________________________________
                                   Name:________________________________
                                   Title:_______________________________

ACCOUNT CUSTODIAN:                 LASALLE NATIONAL BANK


                                   By:__________________________________
                                        Name:___________________________
                                        Title:__________________________